CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Silent Second Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 45.2% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,045
Total Outstanding Loan Balance	$630,615,100*	Min	Max
Average Loan Current Balance	$207,099	$29,973	$1,021,275
Weighted Average Original LTV	80.6%
Weighted Average Coupon	6.77%	4.78%	10.39%
Arm Weighted Average Coupon	6.77%
Fixed Weighted Average Coupon	7.04%
Weighted Average Margin	5.86%	2.25%	9.05%
Weighted Average FICO (Non-Zero)	651
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	96.7%
% Fixed	3.3%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$640,650,000] of the total [$1,500,000,100] collateral will consist of loans with silent seconds.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 5.00	3	575,660	0.1	4.84	80.0	646
5.01 - 5.50	58	14,769,067	2.3	5.36	79.8	668
5.51 - 6.00	313	75,518,223	12.0	5.86	79.8	668
6.01 - 6.50	660	146,637,649	23.3	6.31	80.2	659
6.51 - 7.00	934	200,683,364	31.8	6.78	80.4	652
7.01 - 7.50	571	109,052,091	17.3	7.26	80.7	644
7.51 - 8.00	298	54,012,322	8.6	7.76	81.6	637
8.01 - 8.50	119	18,573,932	2.9	8.23	84.2	609
8.51 - 9.00	50	6,834,214	1.1	8.74	85.1	580
9.01 - 9.50	27	3,002,566	0.5	9.28	83.4	607
9.51 - 10.00	8	617,731	0.1	9.69	85.2	577
10.01 - 10.50	4	338,280	0.1	10.22	84.1	551
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	7	741,714	0.1	8.71	80.0	514
526 - 550	19	2,375,683	0.4	8.45	83.7	539
551 - 575	63	13,461,054	2.1	7.86	85.4	564
576 - 600	514	75,995,343	12.1	7.14	81.7	589
601 - 625	555	100,492,328	15.9	6.76	80.6	614
626 - 650	705	142,954,042	22.7	6.74	80.3	638
651 - 675	536	125,420,486	19.9	6.72	80.4	662
676 - 700	293	73,881,789	11.7	6.63	80.3	686
701 - 725	160	44,162,234	7.0	6.57	80.0	712
726 - 750	110	29,934,603	4.7	6.50	79.8	737
751 - 775	58	14,123,441	2.2	6.46	79.9	762
776 - 800	22	5,884,012	0.9	6.48	79.9	785
801 - 825	3	1,188,369	0.2	6.86	80.3	803
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	5	214,139	0.0	7.15	68.3	626
50,001 - 100,000	505	40,708,985	6.5	7.20	80.6	624
100,001 - 150,000	794	98,158,591	15.6	6.95	81.0	633
150,001 - 200,000	579	100,664,672	16.0	6.75	80.5	644
200,001 - 250,000	322	72,355,303	11.5	6.81	80.6	651
250,001 - 300,000	249	68,399,302	10.8	6.65	80.4	658
300,001 - 350,000	160	52,105,647	8.3	6.63	80.6	652
350,001 - 400,000	148	55,539,478	8.8	6.63	80.4	662
400,001 - 450,000	103	44,169,139	7.0	6.64	81.1	664
450,001 - 500,000	80	37,943,248	6.0	6.65	80.1	670
500,001 - 550,000	30	15,777,271	2.5	6.81	79.7	668
550,001 - 600,000	27	15,465,066	2.5	6.86	81.6	665
600,001 - 750,000	42	28,092,985	4.5	6.75	80.7	669
950,001 >=	1	1,021,275	0.2	6.63	80.0	707
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	1	54,938	0.0	8.88	14.2	533
60.001 - 65.000	5	579,529	0.1	8.03	62.8	580
65.001 - 70.000	8	1,920,815	0.3	6.65	68.5	660
70.001 - 75.000	36	7,258,997	1.2	6.86	73.8	657
75.001 - 80.000	2,706	566,125,840	89.8	6.70	80.0	655
80.001 - 85.000	70	12,759,043	2.0	7.58	84.6	622
85.001 - 90.000	216	41,445,879	6.6	7.55	89.9	610
90.001 - 95.000	3	470,059	0.1	8.37	93.7	649
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	486	104,800,053	16.6	7.08	80.7	650
1.00	174	49,626,365	7.9	6.94	80.9	661
2.00	1,959	398,040,278	63.1	6.71	80.6	649
3.00	426	78,148,403	12.4	6.59	80.4	654
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,776	317,659,394	50.4	6.68	81.2	632
Reduced	690	167,566,174	26.6	6.82	80.1	668
No Income/ No Asset	1	234,184	0.0	6.75	79.7	672
Stated Income / Stated Assets	578	145,155,348	23.0	6.94	79.8	674
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,973	613,874,928	97.3	6.76	80.5	651
Second Home	14	3,829,734	0.6	7.08	85.4	670
Investor	58	12,910,437	2.0	7.59	85.4	661
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	578	203,264,382	32.2	6.55	80.1	668
Florida	361	72,394,664	11.5	7.00	81.0	652
Texas	246	30,093,488	4.8	7.08	81.4	630
New York	68	21,430,583	3.4	6.85	80.6	660
Arizona	111	20,877,424	3.3	6.77	80.1	650
Colorado	107	20,425,689	3.2	6.76	80.6	633
Virginia	83	20,246,179	3.2	6.96	80.9	654
Nevada	84	19,899,436	3.2	6.89	80.2	657
Washington	93	19,639,764	3.1	6.59	79.8	657
Illinois	101	18,562,737	2.9	6.93	81.1	647
Georgia	117	17,725,380	2.8	7.06	82.0	623
Michigan	121	15,822,910	2.5	7.02	80.8	630
Maryland	65	14,891,943	2.4	6.71	80.5	649
Minnesota	75	13,754,284	2.2	6.51	81.4	653
Oregon	59	10,876,719	1.7	6.55	79.9	642
Other	776	110,709,518	17.6	6.88	80.9	633
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,451	504,039,777	79.9	6.80	80.7	655
Refinance - Rate Term	169	28,218,473	4.5	6.66	80.3	626
Refinance - Cashout	425	98,356,849	15.6	6.69	80.4	639
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
A1/29	3	867,701	0.1	7.12	85.2	658
A2/28	2,608	541,797,678	85.9	6.78	80.7	649
A3/27	288	62,926,415	10.0	6.67	80.1	666
A5/25	14	2,982,334	0.5	6.47	78.3	695
A6M	2	943,224	0.1	7.02	80.0	636
BALLOON	1	284,539	0.0	6.35	80.0	645
FIXED	129	20,813,207	3.3	7.05	80.5	652
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,532	512,223,890	81.2	6.77	80.6	648
PUD	205	49,250,563	7.8	6.71	79.9	657
Condo	215	43,411,040	6.9	6.81	80.4	667
2 Family	79	21,701,172	3.4	6.84	81.0	662
3-4 Family	14	4,028,434	0.6	7.23	82.4	663
Total:	3,045	630,615,100	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	60	15,610,071	2.6	6.52	79.9	699
4.01 - 4.50	49	11,047,582	1.8	5.59	79.9	666
4.51 - 5.00	222	45,921,738	7.5	5.93	79.9	662
5.01 - 5.50	480	98,174,366	16.1	6.36	80.1	653
5.51 - 6.00	942	202,516,291	33.2	6.71	80.3	652
6.01 - 6.50	523	109,526,970	18.0	6.98	80.8	645
6.51 - 7.00	501	100,046,621	16.4	7.35	82.0	639
7.01 - 7.50	94	19,160,594	3.1	7.41	80.3	654
7.51 - 8.00	33	5,469,827	0.9	8.01	80.8	628
8.01 - 8.50	6	1,201,679	0.2	8.51	77.2	600
8.51 - 9.00	4	789,239	0.1	9.46	84.6	621
9.01 - 9.50	1	52,376	0.0	9.80	80.0	515
Total:	2,915	609,517,353	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	2	943,224	0.2	7.02	80.0	636
7 - 9	3	752,154	0.1	6.95	86.0	623
10 - 12	2	418,033	0.1	6.67	80.0	694
13 - 15	4	424,385	0.1	7.06	80.0	629
16 - 18	9	1,974,341	0.3	7.21	79.2	634
19 - 21	455	92,761,576	15.2	6.80	80.6	651
22 - 24	2,138	446,334,890	73.2	6.77	80.7	649
28 - 30	1	100,000	0.0	7.38	80.0	615
31 - 33	61	13,186,896	2.2	6.51	79.9	681
34 - 36	226	49,639,519	8.1	6.71	80.1	663
37 >=	14	2,982,334	0.5	6.47	78.3	695
Total:	2,915	609,517,353	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	58	13,941,016	2.3	5.50	80.0	672
11.51 - 12.00	256	59,828,672	9.8	5.92	79.9	667
12.01 - 12.50	510	112,548,914	18.5	6.29	80.3	659
12.51 - 13.00	708	159,050,285	26.1	6.68	80.4	652
13.01 - 13.50	480	96,646,745	15.9	6.96	80.6	644
13.51 - 14.00	393	79,866,157	13.1	7.11	80.7	646
14.01 - 14.50	243	46,828,208	7.7	7.46	80.9	645
14.51 - 15.00	154	26,233,747	4.3	7.89	81.6	638
15.01 - 15.50	68	9,537,303	1.6	8.35	84.3	609
15.51 - 16.00	26	3,373,962	0.6	8.84	84.1	586
16.01 - 16.50	14	1,204,349	0.2	9.24	85.1	578
16.51 - 17.00	3	253,601	0.0	9.68	86.4	577
17.01 - 17.50	2	204,394	0.0	10.22	86.8	558
Total:	2,915	609,517,353	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	6	1,166,520	0.2	6.43	79.9	712
4.51 - 5.50	82	18,668,825	3.1	5.54	79.8	661
5.51 - 6.00	328	76,599,278	12.6	5.89	79.8	666
6.01 - 6.50	638	141,560,343	23.2	6.33	80.2	659
6.51 - 7.00	885	193,404,455	31.7	6.79	80.4	653
7.01 - 7.50	515	100,219,845	16.4	7.26	80.8	643
7.51 - 8.00	269	50,547,118	8.3	7.76	81.7	637
8.01 - 8.50	113	17,624,693	2.9	8.23	84.1	609
8.51 - 9.00	46	6,440,454	1.1	8.73	85.8	579
9.01 - 9.50	24	2,583,254	0.4	9.29	83.3	594
9.51 - 10.00	6	444,221	0.1	9.71	84.5	558
10.01 - 10.50	3	258,346	0.0	10.18	85.4	551
Total:	2,915	609,517,353	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	707,458	0.1	7.34	80.0	636
1.50	82	21,596,810	3.5	6.56	79.9	654
2.00	703	177,210,911	29.1	6.91	81.9	643
3.00	2,129	410,002,175	67.3	6.72	80.1	654
Total:	2,915	609,517,353	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,599	311,864,046	51.2	6.66	79.9	654
1.50	1,105	239,235,599	39.3	6.90	81.6	642
2.00	211	58,417,708	9.6	6.79	80.0	670
Total:	2,915	609,517,353	100.0	6.77	80.6	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,005	345,878,016	54.8	6.89	80.9	641
12	1	311,200	0.0	6.68	80.0	717
24	59	15,581,203	2.5	6.53	79.7	653
36	6	906,882	0.1	6.58	79.6	644
60	948	261,225,050	41.4	6.63	80.2	664
120	26	6,712,750	1.1	7.02	80.0	658
Total:	3,045	630,615,100	100.0	6.77	80.6	651